UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2020

LEFTERIS ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39636	85-2646550
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

292 Newbury Street, Suite 293 Boston, MA	02115
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 510-1991

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one redeemable warrant	LFTRU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	LFTR	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	LFTRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed on a Current Report on Form 8-K dated October 26, 2020, on October 23, 2020, Lefteris Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”), each Unit consisting of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”) and one-third of one redeemable warrant of the Company (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, at an offering price of $10.00 per Unit and a private placement with Lefteris Holdings LLC (the “Sponsor”) of 4,000,000 private placement warrants at a price of $1.50 per warrant (the “Private Placement”).

The net proceeds from the IPO together with certain of the proceeds from the Private Placement, totaling $200,000,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public stockholders and the underwriter of the IPO at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal from interest earned on the Offering Proceeds in the trust account to fund franchise and income taxes payable, or upon the redemption by public stockholders of Class A common stock in connection with certain amendments to the Company’s second amended and restated certificate of incorporation, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the shares of Class A common stock included in the Units and issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 24 months from the closing of the IPO.

An audited balance sheet as of October 23, 2020 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2020

LEFTERIS ACQUISITION CORP.

By:	/s/ Jon Isaacson
Name:	Jon Isaacson
Title:	Chief Financial Officer and Chief Corporate Development Officer